UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (date of earliest event reported):
June 30, 2011

Daegis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1420 Rocky Ridge Drive, Suite 380

Roseville, California 95661

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(916) 865-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     In this Current Report on Form 8-K, the “Company,” “we,” “us,” and “our” refer to Daegis Inc. (formerly known as Unify Corporation).

Explanatory Note

     This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend and supplement Exhibit 10.1 and Exhibit 10.3 of the Current Report on Form 8-K previously filed by Daegis Inc. on July 7, 2011 (the “Initial Filing”).The other items and exhibits in the Initial Filing remain unchanged and are not amended hereby.

Item 1.01 Entry into a Material Definitive Agreement

     On June 30, 2011, the Company entered into a credit agreement (the “Credit Agreement”) with Wells Fargo Capital Finance, LLC (“Wells Fargo”) as the administrative agent and lender, in order to refinance certain existing debt the Company had outstanding with Hercules Technology II, L.P. (“Hercules”) which was scheduled to mature on June 29, 2015 (the “Refinancing”). As part of the Refinancing, the Company also entered into a Securities Purchase Agreement with BlueLine Catalyst Fund IX LP, a fund managed by BlueLine Partners, LLC. As a result of these agreements, the debt facilities the Company had outstanding with Hercules totaling approximately $26.4 million (the “Replaced Facility”) were paid off in full on June 30, 2011. As a result of the Refinancing the Company expects to significantly reduce the interest expense associated with its outstanding debt. The blended interest rate for the Hercules debt that was paid off was approximately 14% compared to the blended interest rate associated with the new Wells Fargo debt of approximately 7%. Under the Hercules facility the revolver was asset based and under the Wells Fargo financing the revolver is based on recurring maintenance revolver.

Item 9.01. Financial Statements and Exhibits

          (d) Exhibits

Exhibit
Number		Description
4.1		Certificate of Designations, Preferences and Rights of Series G Preferred Stock.

10.1	***	Credit Agreement, dated June 30, 2011, by and among the Company the Guarantors thereto, and Wells Fargo Capital Finance, LLC.

10.2		Securities Purchase Agreement, dated June 30, 2011, by and among the Company, and BlueLine Catalyst Fund IX LP.

10.3	***	Registration Rights Agreement, dated June 30, 2011, by and among the Company, the Guarantors thereto, and BlueLine Catalyst Fund IX LP.

99.1		Press Release dated July 6, 2011.

[***] A PORTION OF THE EXHIBITS HAVE BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2011
UNIFY CORPORATION

	By:	/s/ Steven D. Bonham
Steven D. Bonham
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit
Number		Description
4.1		Certificate of Designations, Preferences and Rights of Series G Preferred Stock.

10.1	***	Credit Agreement, dated June 30, 2011, by and among the Company the Guarantors thereto, and Wells Fargo Capital Finance, LLC.

10.2		Securities Purchase Agreement, dated June 30, 2011, by and among the Company, and BlueLine Catalyst Fund IX LP.

10.3	***	Registration Rights Agreement, dated June 30, 2011, by and among the Company, the Guarantors thereto, and BlueLine Catalyst Fund IX LP.

99.1		Press Release dated July 6, 2011.

[***] A PORTION OF THE EXHIBITS HAVE BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.